UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.     )

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

CISCO SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on December 10, 2019.
CISCO SYSTEMS, INC.
CISCO,
CISCO SYSTEMS INC C/O PROXY SERVICES
PO BOX 9142
FARMINGDALE, NY 11735
E85443-P28568
Meeting Information
Meeting Type: Annual Meeting For holders as of: October 11, 2019
Date: December 10, 2019 Time: 8 00 a m Pacific Time Location: Cisco Systems, Inc
Building 9
260 East Tasman Drive
San Jose, CA 95134
You are receiving this communication because you hold shares in the company named above.
This is not a ballot You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet You may view the proxy materials online at www.proxyvote com or easily request a paper copy (see reverse side)
We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice of Annual Meeting and Proxy Statement and the Annual Report for the year ended July 27, 2019 How to View Online:
Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit. www proxyvote com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy Please choose one of the following methods to make your request:
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- How To Vote -
Please Choose One of the Following Voting Methods
Vote In Person: You may choose to attend, and vote in person at, the Annual Meeting of Shareholders. A ballot Will be provided to shareholders of record who attend the Meeting and wish to vote in person. Many shareholder meetings have admission requirements. Please check the proxy materials available online for any special requirements for admission, as well as directions on how to get to the Meeting location Vote By Internet: To vote now by Internet, go to www proxyvote com Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
E85444-P28568

Voting Items
The Board of Directors recommends you vote FOR Proposals 1, 2 and 3*
1 Election of Directors
Nominees
1a M Michele Burns
1b Wesley G Bush
1c Michael D Capellas
1d Mark Garrett
1e Dr Kristina M Johnson
1f Roderick C McGeary
1g Charles H Robbins
1h Arun Sarin
1i Brenton L Saunders
1j Carol B Tome
2 Approval, on an advisory basis, of executive compensation
3 Ratification of PricewaterhouseCoopers LLP as Cisco’s independent registered public accounting firm for fiscal 2020
The Board of Directors recommends you vote AGAINST Proposal 4 submitted by a shareholder’
4 Approval to have Cisco’s Board adopt a policy to have an independent Board chairman
To act upon such other matters as may properly come before the annual meeting or any adjournment or postponement thereof
E85445-P28568

E85446-P28568